AWARD/CONTRACT	1.	THIS CONTRACT IS A RATED ORDER	RATING	PAGE	OF	PAGES
UNDER DPAS (15 CFR 350)	DO–C1	1	8
2. CONTRACT (Proc. Inst. Ident.) NO.	3.	EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
SPM3S1-06-D-Z105	MARCH 30, 2006	11238040
5. ISSUED BY	CODE	SP0300	6. ADMINISTERED BY (If other than Item 5)	CODE	S3605A
Defense Supply Center Philadelphia	DCMA Dayton
700 Robbins Avenue	Area C Bldg. 30
Philadelphia, PA 19111	1725 Van Patton Dr.
DSCP-FTRAA, D. Beller (215) 737–3625	Wright-Patterson AFB, OH 45433
7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	8.	DELIVERY
The Wornick Company
10825 Kenwood Road	☒ FOB ORIGIN	☐ OTHER (See below)
Cincinnati, Hamilton County OH 45242	9.	DISCOUNT FOR PROMPT PAYMENT

.25% 10 Days

10.	SUBMIT INVOICES	ITEM
(4 copies unless other- wise specified) TO THE
CODE	9Y162	FACILITY CODE	ADDRESS SHOWN IN	#12
11. SHIP TO/MARK FOR	CODE	12. PAYMENT WILL BE MADE BY	CODE	SL4701
DFAS–BVDP (SL4701)
See Schedule	PO BOX 369031
Columbus, OH 43236–9031
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA

☒ 10 U.S.C. 2304(c) (3)	☐ 41 U.S.C. 253 (o) ( )	974930 5CSBX 001 2630 FY 06
15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
0001	Meal, Ready-to-Eat, Individual (MRE XXVI) NSN: 8970-00-149-1094	2,400,000	BX	$64.14	$153,936,000.00
0002	Humanitarian Daily Ration (HDR) NSN: 8970-01-375-0516	250,000	BX	$39.50	$9,875,000.00
15G. TOTAL AMOUNT OF CONTRACT	$163,811,000.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART 1 - THE SCHEDULE			PART II - CONTRACT CLAUSES
	A	SOLICITATION/CONTRACT FORM			I	CONTRACT CLAUSES
	B	SUPPLIES OR SERVICES AND PRICES/COSTS			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
	C	DESCRIPTION/SPECS./WORK STATEMENT			J	LIST OF ATTACHMENTS
	D	PACKAGING AND MARKING			PART IV - REPRESENTATIONS AND INSTRUCTIONS
	E	INSPECTION AND ACCEPTANCE			K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
	F	DELIVERIES OR PERFORMANCE
	G	CONTRACT ADMINISTRATION DATA			L	INSTRS., CONDS., AND NOTICES TO OFFERORS
	H	SPECIAL CONTRACT REQUIREMENTS			M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☐ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return                copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☒ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number SPM300-05-R-7058 See Pg 2, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any condition sheets, this award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award /contract. No further contractual document is necessary.

18A. NAME AND TITLE OF SIGNER (Type or print)					20A. NAME OF CONTRACTING OFFICER

JAMES A. LECOLLIER
19B. NAME OF CONTRACTOR		19C. DATE SIGNED			20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY					BY	/s/ James A. Lecollier	3/30/06
(Signature of person authorized to sign)						(Signature of Contracting Officer)

NSN 7540-01-152-8069			STANDARD FORM 26 (REV. 4-85)
Previous edition is unusable			Prescribed by G5A - FAR (48 CFR) 53.214(a)

SPM3S1-06-D-Z105

The Wornick Company

SECTION “B” SUPPLIES/SERVICES AND PRICES

BASE YEAR

The effective period of this contract is from date of award through December 31, 2006.

LINE	ITEM/DESCRIPTION	UNIT PRICE	F.O.B
0001	Meal, Ready-to-Eat, Individual NSN: 8970-00-149-1094	$64.14	Origin

Minimum Quantity:	800,000
Minimum Dollar Value:	$51,312,000.00

Maximum Quantity:	2,400,000
Maximum Dollar Value:	$153,936,000.00

0002	Humanitarian Daily Ration NSN:8970-01-375-0516	$39.50 BX	Origin

Minimum Quantity:	10,000
Minimum Dollar Value:	$395,000.00

Maximum Quantity:	250,000
Maximum Dollar Value:	$9,875,000.00

Inspection and Acceptance points for this contract shall be as follows:

ITEM	INSPECTION	ACCEPTANCE

0001	Origin	Origin
0002	Origin	Origin

* Amendments 1-10 and all contractor and government correspondence including final revised letters dated 12/23/05 and 3/16/06.

Place(s) of Performance and Inspection Offices:

PLACE OF PERFORMANCE	INSPECTION OFFICE

The Wornick Company 200 North 1st Street McAllen, TX 78501	Army Veterinary Inspection Activity (AVI)
INSPECTION OFFICE
USDA, AMS-FV, PPB Dwain Parrish OIC 3622 Moreland Drive Weslaco, TX 78596-6424

The Wornick Company 4700 Creek Rd. Cincinnati, Hamilton County, OH 45242	USDA AMS FV PPB Anthony G. Chartrand, OIC 4318 North Technology Drive South Bend IN 46628-9752

Retort Items:

PLACE OF PERFORMANCE	INSPECTION OFFICE
The Wornick Company 10825 Kenwood Road Cincinnati, Hamilton County, OH 45242	USDA AMS FV PPB Anthony G. Chartrand, OIC 4318 North Technology Drive South Bend IN 46628-9752

Miscellaneous Items:

PLACE OF PERFORMANCE	INSPECTION OFFICE
TransPackers, Inc. 419 Vandervoort Ave. Brooklyn, NY 11222-5313	USDA, AMS, FV, PPB William Wright, OIC Park Plaza Professional Bldg., Ste. 304 622 Georges Road North Brunswick, NJ 08902-3377

PLACE OF PERFORMANCE	INSPECTION OFFICE
Sterling Foods Inc. 1075 Orion Parkway San Antonio, TX 78216	USDA, AMS, FV, PPB Dwain Parrish, OIC 3622 Moreland Drive Weslaco, TX 78596-9131

PLACE OF PERFORMANCE	INSPECTION OFFICE
Interbake Foods Inc.	Kathryn G. Hernandez, OIC
900 Terminal PL	USDA, AMS, FV, PPB
Richmond, VA 23261	600 North 5th Street, Room B38
Richmond, VA 23219-3601

Flameless Ration Heater:

PLACE OF PERFORMANCE	INSPECTION OFFICE
Trutech, Inc.	DCMA Long Island
680 Elton Street	605 Stewart Avenue
Riverhead, NY 11901-2585	Garden City, NY 11530-4761

Authorized Production Standards:

Entrees
Beef Enchilada	5160AB
Beef Patiy, Grilled	5130AG
Beef Ravioll in Meat Sauce	5126AA
Beef Roast w/Vegetables	5187AA
Beef Stew	5130FC
Cajun Rice w/Beans and Sausage	5154AA
Cheese Omelet w/Vegetables	5339
Cheese Tortellini	5132FF
Chicken Breast Fillet, Grilled	5140AF
Chicken Fajita	5151AE
Chicken w/Noodles and Vegetables in Sauce	5349
Chicken breast Strips w/Chunky Salsa	5133FG
Chicken w/Salsa	5133FG
Chicken Breast Fillet, Cavatelli	5164AA
Chili and Macaroni	5129AE
Chili with Beans	5182CB
Meatloaf w/ Gravy	5160AA
Penne w/Veg. Sausage	5125FG
Pork Rib, Imitation Boneless	5153FE
Jambalaya w/Ham and Shrimp	5306
Sloppy Joe Filling	5131FA
Spaghetti w/Meat Sauce	5182CA
Tuna	SM5F17PC/
CAWB6/M

Tuna	5305 02
Vegetable, Manicotti	5138AH
Veggle Burger w/Barbecue Sauce	5124AE
Starches and Soups
Clam Chowder	5146FD
Hash Browns	5147AE
Mashed Potatoes	5144FF
Mexican Macaroni	5110FH
Mexican Rice	5118FG
Mexican Style Corn	5174CB
Refried Beans	5151FG
Western Beans	5152FC
Yellow and Wild Rice Pilaf	5115FG
Fruits
Cobbler, Cherry Blueberry	5145AE
Dried Fruit, Cranberries	5130
Dried Fruit, Raisins, Osmotic	5140
Desserts and Snacks
Beef Snacks	5124
Cheddar Combos	5125
Crackers, Regular	5147
Crackers, Vegetable	5137
Fig Bar	5146
Frosted TPastry Brown Sugar	5172(SL)
Nacho Combos	5122
Nut Raisin Mix w/Pan Coated Choc. Disks	5189(BIS)
Nut Raisin Mix, Regular	5124
Peanuts	5137
Potato Sticks	5158
Pretzels	5159
Shortbread Cookie	5139
Smoked Almonds	5168
Snack Cracker, Cheddar	5117
Toaster Pastry Strawberry	5095
Beverages
Dairy Shake, Chocolate	5080
Dairy Shake, Strawberry	5108
Dairy Shake, Vanilla	5089
Other items
Flameless Heater, VE	5167
Hot Beverage Bag	8393
Hot Sauce	5166
Pepper, Ground Red	5157

Seasoning Blend	5136
Accessory Components
Chewing Gum, Cinnamon	5172 A1
Chewing Gum, Peppermint	5180 B1
Coffee	4316
Creamer	5087
Matches	9
Salt	P168
Sugar, Pkt	5047
Towlette	705-01P
HDR Case	5214
Commercial Items
Chocolate Disk, Plain	516BLHKP03
Chocolate Sports Bar	5172
Chocolate w/Peanut Butter, Disks	511ESCLV15
Chocolate w/Peanut, Ovals	514AKHKP03
Cinnamon Disks, Red Color	5053
Fruit Flavored Disks	512AWWAC3
Hooah Bar, Chocolate	5119
Hooah Bar, Apple-cinnamon	5119
Toffee Roll	5104
Toffee w/Walnuts	5088

CONTRACT OPTIONS

This contract contains four one-year options periods for the above line items. The Government may exercise the contract options to include any, one, or all of the contract line items. If the Government exercises its option(s), the effective period of the contract may be extended as follows;

The effective period of option year one is from date of award through 365 days thereafter.

The effective period of option year two is from date of award through 365 days thereafter.

The effective period of option year three is from date of award through 365 days thereafter.

The effective period of option year four is from date of award through 365 days thereafter.

ITEM 0001	MINIMUM QUANTITY	MAXIMUM QUANTITY
Option Year One	*500,000 BX	*

Option Year Two	*500,000 BX	*

Option Year Three	*500,000 BX	*

Option Year Four	*500,000 BX	*

ITEM 0002	MINIMUM QUANTITY	MAXIMUM QUANTITY
Option Year One	10,000 BX	250,000BX

Option Year Two	10,000 BX	250,000 BX

Option Year Three	10,000 BX	250,000 BX

Option Year Four	10,000 BX	250,000 BX

* If the option year is invoked the contract minimum and maximum quantity will be established in accordance with Section M-7, Page 119, of the solicitation.

ITEM 0001	UNIT PRICE
Option Year One	**
Option Year Two	**
Option Year Three	**
Option Year Four	**

ITEM 0002	UNIT PRICE
Option Year One	$40.00
Option Year Two	$40.50
Option Year Three	$41.00
Option Year Four	$41.50

** The unit price for the MRE option year prices will be established at the time the option is exercised. These prices will utilize the price tiers submitted under the final revised proposal dated March 16, 2006. The quantity that is awarded will establish the basic unit price. Additional orders above the minimum will be priced I/A/W those prices submitted in response to Section L-5 (c)(3) of solicitation SPM300-05-R-7058.

Unit prices for initial order quantities shall be as submitted in awarded final revised offers under provision L-3 (c)(4) of the contract. It should be noted that each offeror’s prices for all tiers for each option year submitted in their final revised proposal remain in effect.

The contractor is alerted to the fact that delivery order SPM3S1-06-D-Z105/0001 covering the allocated share of the Governments Overall Minimum Quantity requirement cited in the solicitation is hereby issued concurrently, although under separate cover, with this award.

REMITTANCE ADDRESS:

The Wornick Company

4701 Creek Road, Suite 200

Cincinnati OH 45242